Note 8 - Subsequent Events	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Subsequent Events [Text Block]

Note 8 – Subsequent Events

As of May 28, 2025, the Company has sold 289,144 shares pursuant to the ATM Agreement for net proceeds of approximately $0.6 million.

On April 17, 2025, we granted a new employee a ten-year option (the “Inducement Options”) to purchase 5,000 shares of common stock at an exercise price equal to the closing price of our common stock on the date of the employment. The option vests in four equal annual installments (or 1,250 shares each installment) on each of the succeeding four anniversary dates of the execution of the date of employment, provided the employee is employed by us on each vesting date.